Capital Stock, Stock Awards, and Stock Options	12 Months Ended
Dec. 31, 2017
Capital Stock, Stock Awards, and Stock Options [Abstract]
Capital Stock, Stock Awards And Stock Options
CAPITAL STOCK, STOCK AWARDS AND STOCK OPTIONS
Capital Stock.  Each share of Class A common stock and Class B common stock participates equally in dividends. The Class B stock has limited voting rights and as a class has the right to elect 30% of the Board of Directors; the Class A stock has unlimited voting rights, including the right to elect a majority of the Board of Directors.
During 2017, 2016, and 2015 the Company purchased a total of 88,361, 229,498, and 46,226 shares, respectively, of its Class B common stock at a cost of approximately $50.8 million, $108.9 million, and $23.0 million, respectively. On November 9, 2017, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock. The Company did not announce a ceiling price or time limit for the purchases. The authorization included 163,237 shares that remained under the previous authorization. At December 31, 2017, the Company had remaining authorization from the Board of Directors to purchase up to 472,678 shares of Class B common stock.
Stock Awards. In 2012, the Company adopted an incentive compensation plan (the 2012 Plan), which, among other provisions, authorizes the awarding of Class B common stock to key employees in the form of stock awards, stock options and other awards involving the actual transfer of shares. All stock awards, stock options and other awards involving the actual transfer of shares issued subsequent to the adoption of this plan are covered under this incentive compensation plan. Stock awards made under the 2012 Plan are primarily subject to the general restriction that stock awarded to a participant will be forfeited and revert to Company ownership if the participant’s employment terminates before the end of a specified period of service to the Company. Some of the awards are also subject to performance conditions and will be forfeited and revert to Company ownership if the conditions are not met. As a result of the Cable ONE spin-off, the number of Class B common stock authorized for issuance under the 2012 Plan was increased from 500,000 shares to 772,588 shares. The individual award limit under the 2012 Plan was also increased from 50,000 shares to 77,258 shares per calendar year. At December 31, 2017, there were 589,483 shares reserved for issuance under the 2012 incentive compensation plan. Of this number, 157,506 shares were subject to stock awards and stock options outstanding, and 431,977 shares were available for future awards.
Activity related to stock awards under the 2012 incentive compensation plan for the year ended December 31, 2017 was as follows:

	Number of Shares	Average Grant-Date Fair Value
Beginning of year, unvested	67,225	$655.15
Awarded	15,543	535.67
Vested	(28,593)	415.66
Forfeited	(2,600)	810.81
End of Year, Unvested	51,575	744.07

In connection with the spin-off of Cable ONE, the Company modified the terms of 10,830 restricted stock awards in the second quarter of 2015 affecting 21 Cable ONE employees. The modification resulted in the acceleration of the vesting period of 6,324 restricted stock awards and the forfeiture of 4,506 restricted stock awards. The Company recorded incremental stock compensation expense, net of forfeitures, in the second quarter of 2015 amounting to $3.7 million, which is reflected in discontinued operations in the Company’s consolidated financial statements. The spin-off also resulted in a modification of some of the Company’s outstanding restricted stock awards. The holders of restricted stock awards received Cable ONE restricted common stock, on a pro rata basis, as part of the distribution. The modification of the restricted stock awards resulted in an estimated incremental stock compensation expense of $3.0 million that is being recognized over the remaining service periods of the unvested restricted stock awards through the end of 2018.
In the fourth quarter of 2015, the Company also modified the terms of an additional 9,800 restricted stock awards affecting one now former employee. The modification resulted in the acceleration of the vesting period of 9,412 restricted stock awards and the forfeiture of 388 restricted stock awards. As a result, the Company recorded incremental stock compensation expense, net of forfeitures, of $6.0 million.
For the share awards outstanding at December 31, 2017, the aforementioned restriction will lapse in 2018 for 14,100 shares, in 2019 for 22,675 shares, in 2020 for 250 shares and in 2021 for 14,550 shares. Also, in early 2018, the Company issued stock awards of 200 shares. Stock-based compensation costs resulting from Company stock awards were $8.1 million, $11.0 million and $25.3 million in 2017, 2016 and 2015, respectively.
As of December 31, 2017, there was $10.2 million of total unrecognized compensation expense related to these awards. That cost is expected to be recognized on a straight-line basis over a weighted average period of 1.4 years.
Stock Options.  The Company’s 2003 employee stock option plan reserves 1,900,000 shares of the Company’s Class B common stock for options to be granted under the plan. The purchase price of the shares covered by an option cannot be less than the fair value on the grant date. Options generally vest over four years and have a maximum term of ten years. At December 31, 2017, there were 79,589 shares reserved for issuance under this stock option plan, which were all subject to options outstanding.
Stock options granted under the 2012 Plan cannot be less than the fair value on the grant date, generally vest over four years and have a maximum term of ten years. In 2017 and 2015, grants were issued that vest over six years.
Activity related to options outstanding for the year ended December 31, 2017 was as follows:

	Number of Shares	Average Option Price
Beginning of year	186,996	$559.62
Granted	2,000	845.72
Exercised	(3,476)	402.79
Expired or forfeited	—	—
End of Year	185,520	565.65

In connection with the spin-off of Cable ONE, the Company modified outstanding stock options to add an antidilution provision. This resulted in an incremental stock compensation expense of $23.5 million, of which $18.8 million related to fully vested stock options was recognized as a one-time expense in the third quarter of 2015, with the remaining $4.7 million to be recognized over the remaining service periods of the unvested stock options through the end of 2018. The $18.8 million expense is included in the Company’s corporate office segment results and in selling, general and administrative in the Consolidated Statements of Operations.
Of the shares covered by options outstanding at the end of 2017, 128,394 are now exercisable; 17,332 will become exercisable in 2018; 17,333 will become exercisable in 2019; 17,334 will become exercisable in 2020; 4,459 will become exercisable in 2021; 333 will become exercisable in 2022; and 335 will become exercisable in 2023. For 2017, 2016 and 2015, the Company recorded expense of $2.0 million, $2.4 million and $22.9 million related to stock options, respectively. Information related to stock options outstanding and exercisable at December 31, 2017, is as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares Outstanding at 12/31/2017	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price	Shares Exercisable at 12/31/2017	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price
$244–284	4,262	3.3	$262.22	4,262	3.3	$262.22
325	77,258	3.1	325.26	77,258	3.1	325.26
719	77,258	6.8	719.15	38,628	6.8	719.15
805–872	26,742	8.0	865.02	8,246	7.9	866.58
	185,520	5.4	565.65	128,394	4.6	476.44
At December 31, 2017, the intrinsic value for all options outstanding, exercisable and unvested was $19.3 million, $19.3 million and $0.0 million, respectively. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the option. The market value of the Company’s stock was $558.35 at December 31, 2017. At December 31, 2017, there were 57,126 unvested options related to this plan with an average exercise price of $770.67 and a weighted average remaining contractual term of 7.2 years. At December 31, 2016, there were 72,124 unvested options with an average exercise price of $761.30 and a weighted average remaining contractual term of 8.1 years.
As of December 31, 2017, total unrecognized stock-based compensation expense related to stock options was $6.4 million, which is expected to be recognized on a straight-line basis over a weighted average period of approximately 3.2 years. There were 3,476 options exercised during 2017. The total intrinsic value of options exercised during 2017 was $0.7 million; a tax benefit from these stock option exercises of $0.3 million was realized. There were 4,726 options exercised during 2016. The total intrinsic value of options exercised during 2016 was $1.2 million; a tax benefit from these stock option exercises of $0.5 million was realized. There were 40,527 options exercised during 2015. The total intrinsic value of options exercised during 2015 was $19.5 million; a tax benefit from these option exercises of $7.8 million was realized.
During 2017 and 2015, the Company granted 2,000 and 24,742 options at an exercise price above the fair market value of its common stock at the date of grant, respectively. All other options granted during 2015 were at an exercise price equal to the fair market value of the Company’s common stock at the date of grant. The weighted average grant-date fair value of options granted during 2017 and 2015 was $120.47 and $155.00, respectively. No options were granted during 2016.
The fair value of options at date of grant was estimated using the Black-Scholes method utilizing the following assumptions:

	2017	2015
Expected life (years)	8	7–8
Interest rate	2.28%	1.88%–2.17%
Volatility	26.93%	31.59%–32.69%
Dividend yield	0.85%	0.81%–1.18%

The Company also maintains a stock option plan at Kaplan. Under the provisions of this plan, options are issued with an exercise price equal to the estimated fair value of Kaplan’s common stock, and options vest ratably over the number of years specified (generally four to five years) at the time of the grant. Upon exercise, an option holder may receive Kaplan shares or cash equal to the difference between the exercise price and the then fair value.
At December 31, 2017, a Kaplan senior manager holds 7,206 Kaplan restricted shares. The fair value of Kaplan’s common stock is determined by the Company’s compensation committee of the Board of Directors, and in January 2018, the committee set the fair value price at $1,500 per share. During 2015, 2,500 options were awarded to a Kaplan senior manager at a price of $1,180 that would have vested over a four-year period. No options were awarded during 2017 and 2016; no options were exercised during 2017, 2016 or 2015; and due to 2015 forfeitures, there were no options outstanding at December 31, 2017.
Kaplan recorded stock compensation expense of $1.2 million and $0.6 million in 2017 and 2016, respectively, and a credit of $1.8 million in 2015. At December 31, 2017, the Company’s accrual balance related to the Kaplan restricted shares totaled $10.8 million. There were no payouts in 2017, 2016 or 2015.
Earnings (Loss) Per Share.  The Company’s unvested restricted stock awards contain nonforfeitable rights to dividends and, therefore, are considered participating securities for purposes of computing earnings per share pursuant to the two-class method. The diluted earnings per share computed under the two-class method is lower than the diluted earnings per share computed under the treasury stock method, resulting in the presentation of the lower amount in diluted earnings per share. The computation of earnings per share under the two-class method excludes the income attributable to the unvested restricted stock awards from the numerator and excludes the dilutive impact of those underlying shares from the denominator.
The following reflects the Company’s income from continuing operations and share data used in the basic and diluted earnings (loss) per share computations using the two-class method:

	Year Ended December 31
(in thousands, except per share amounts)	2017	2016	2015
Numerator:
Numerator for basic earnings (loss) per share:
Income (loss) from continuing operations attributable to Graham Holdings Company common stockholders	$302,044	$168,590	$(143,456)
Less: Dividends paid–common stock outstanding and unvested restricted shares	(28,329)	(27,325)	(53,090)
Undistributed earnings (losses)	273,715	141,265	(196,546)
Percent allocated to common stockholders (1)	99.06%	98.79%	100.00%
	271,150	139,562	(196,546)
Add: Dividends paid–common stock outstanding	28,060	26,962	52,050
Numerator for basic earnings (loss) per share	299,210	166,524	(144,496)
Add: Additional undistributed earnings due to dilutive stock options	17	9	—
Numerator for diluted earnings (loss) per share	$299,227	$166,533	$(144,496)
Denominator:
Denominator for basic earnings (loss) per share:
Weighted average shares outstanding	5,516	5,559	5,727
Add: Effect of dilutive stock options	36	30	—
Denominator for diluted earnings (loss) per share	5,552	5,589	5,727
Graham Holdings Company Common Stockholders:
Basic earnings (loss) per share from continuing operations	$54.24	$29.95	$(25.23)
Diluted earnings (loss) per share from continuing operations	$53.89	$29.80	$(25.23)
____________

(1)	Percent of undistributed losses allocated to common stockholders is 100% in 2015 as participating securities are not contractually obligated to share in losses.
Diluted earnings (loss) per share excludes the following weighted average potential common shares, as the effect would be antidilutive, as computed under the treasury stock method:

	Year Ended December 31
(in thousands)	2017	2016	2015
Weighted average restricted stock	30	40	52
Weighted average stock options	—	—	39

The 2017, 2016 and 2015 diluted earnings (loss) per share amounts exclude the effects of 104,000, 102,000 and 102,000 stock options outstanding, respectively, as their inclusion would have been antidilutive due to a market condition. The 2017, 2016 and 2015 diluted earnings (loss) per share amounts also exclude the effects of 5,250, 5,450 and 6,250 restricted stock awards, respectively, as their inclusion would have been antidilutive due to a performance condition.
In 2017, 2016 and 2015, the Company declared regular dividends totaling $5.08, $4.84 and $9.10 per share, respectively.